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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2003


                             KENSEY NASH CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                      0-27120               36-3316412
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)




 MARSH CREEK CORPORATE CENTER, 55 EAST UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341
             (Address of principal executive offices and zip code)





       Registrant's telephone number, including area code: (610) 524-0188




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         The following exhibit is furnished herewith:

         99.1 Registrant's Press Release, dated August 13, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On August 13, 2003, we announced our results of operations and financial position as of and for the three month period and fiscal year ended, June 30, 2003. The press release is attached hereto as Exhibit
         99.1 and is incorporated herein by reference.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KENSEY NASH CORPORATION



                                 By:      /S/ Wendy F. DiCicco
                                    ---------------------------------------
                                          Wendy F. DiCicco, CPA
                                          Chief Financial Officer



Dated: August 13, 2003










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                                  Exhibit Index


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                                                                         Sequential
                                                                            Page
  Exhibit No.                             Item                             Number
----------------  -------------------------------------------------  ------------------
     99.1         Registrant's Press Release dated August 13, 2003          5-9


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